UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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FOREST LABORATORIES, INC.
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‘Forest 2011 Annual Meeting — Windows Internet Explorer provided by SARD VERBINNEN & CO fnx2011annualmeeting.com’ File Edit View Favorites Tools Help Favorites Forest 2011 Annual Meeting Forest Laboratories, Inc. visit frx.com W elcome Welcome to our website. Here you can find information pertaining to Forest Laboratories, Inc. and our 2011 Annual Meeting of Stockholders, which will be held on Thursday, August 18,2011 in New York, New York. The votes of Forest stockholders are very important at this critical juncture in the Company’s history. Board has nominated 10 highly qualified candidates to serve on Forest’s Board, including 7 incumbent directors and 3 new independent nominees. If elected-, our nominees are committed to representing the best interests of all Forest stockholders, and your Board urges you to vote FOR Forest’s entire slate by using the WHITE proxy card that you have received from Forest. You can find voting instructions, biographies of our nominees, relevant letters to stockholders, our proxy statement and any amendments or supplements to it. and other useful information on this website. We encourage you to read all the materials carefully. We thank you for your support. Press Releases Shareholder Letters Presentations & Materials SEC Filings 0S.01.11 Forest Laboratories Sends Letter 03.01.11 August 1st Shareholder Letter 08.05.11 Forest Labs-A Leading 08.04.11 Updates to Website to Shareholders Pharmaceutical Company 07.1S.11 July 1Sth Shareholder Letter 08.04.11 Icahns August 3rd Claims Are 07.29.11 Forest Laboratories Files Investor 08.04.11 Icahn’s August 3rd Claims Are Filled With Misrepresentations Presentation Filled With Misrepresentations 05.01.11 Updates to Website 07.28.11 Forest Labs-A Leading Pharma Company more> more > HOME | PRESS RELEASES | SHAREHOLDER LETTERS | PRESENTATIONS & MATERIALS | OUR NOMINEES | PROXY MATERIALS | SEC FILINGS | CONTACT ©2011 Forest Laboratories, Inc. Important Information

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SEC Filings

Date	Title	Type
08.04.2011	Updates to Website	DEFA14A
08.04.2011	Icahn's August 3rd Claims Are Filled With Misrepresentations	DEFA14A
08.01.2011	Updates to Website	DEFA14A
08.01.2011	Forest Laboratories Sends Letter to Shareholders	DEFA14A
07.29.2011	Updates to Website	DEFA14A
07.29.2011	Forest Laboratories Files Investor Presentation	DEFA14A
07.28.2011	Forest Labs – A Leading Pharma Company	DEFA14A
07.28.2011	Updates to Website	DEFA14A
07.26.2011	Letter to Employees	DEFA14A
07.19.2011	Updates to Website	DEFA14A
07.19.2011	Excerpts from Q1 2012 Earnings Call	DEFA14A
07.18.2011	Website and Letter to Shareholders	DEFA14A
07.18.2011	Letter to Shareholders	DEFA14A
07.18.2011	Letter to Employees	DEFA14A
07.18.2011	Forest Laboratories Announces Director Nominees for Election at 2011 Annual Meeting	DEFA14A
07.18.2011	Forest Laboratories Files Definitive Proxy Materials for Annual	DEFA14A

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07.29.2011	Updates to Website	DEFA14A
07.29.2011	Forest Laboratories Files Investor Presentation	DEFA14A
07.28.2011	Forest Labs – A Leading Pharma Company	DEFA14A
07.28.2011	Updates to Website	DEFA14A
07.26.2011	Letter to Employees	DEFA14A
07.19.2011	Updates to Website	DEFA14A
07.19.2011	Excerpts from Q1 2012 Earnings Call	DEFA14A
07.18.2011	Website and Letter to Shareholders	DEFA14A
07.18.2011	Letter to Shareholders	DEFA14A
07.18.2011	Letter to Employees	DEFA14A
07.18.2011	Forest Laboratories Announces Director Nominees for Election at 2011 Annual Meeting	DEFA14A
07.18.2011	Forest Laboratories Files Definitive Proxy Materials for Annual Meeting to Be Held on August 18, 2011	DEFA14A
07.18.2011	Proxy Statement	DEFC14A
07.12.2011	Letter to our Shareholders	DEFA14A
07.08.2011	Preliminary Proxy Statement	PRER14A
06.21.2011	Preliminary Proxy Statement	PREC14A
06.20.2011	Letter to Employees	DEFA14A
06.13.2011	Forest Laboratories Receives Notice of Director Nominees	DEFA14A

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© 2011 Forest Laboratories, Inc. | Important Information

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Presentations & Materials

Date	Title
08.05.2011	Forest Labs – A Leading Pharmaceutical Company
08.04.2011	Icahn's August 3rd Claims Are Filled With Misrepresentations
07.28.2011	Forest Labs – A Leading Pharma Company

Letters

Date	Title
07.25.2011	Letter from Dr. Jorge Gallardo, Chairman of the Board, Almirall
07.18.2011	Letter from Peter M. Hecht, CEO, Ironwood Pharmaceuticals
06.23.2011	Letter from Lisa A. Rickard, President, U.S. Chamber Institute for Legal Reform
06.15.2011	Letter from John J. Castellani, President and CEO, PhRMA
04.18.2011	Letter from Dr. Jochen Hückmann, Shareholders' Council, Merz
04.08.2011	Letter from Peter Clark, Office of Inspector General, Dept. of Health & Human Services

News Reports

Date	Title

Presentations & Materials | Forest 2011 Annual Meeting - Windows Internet Explorer provided by SARD VERBINNEN & CO
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08.04.2011	Icahn's August 3rd Claims Are Filled With Misrepresentations
07.28.2011	Forest Labs – A Leading Pharma Company

Letters

Date	Title
07.25.2011	Letter from Dr. Jorge Gallardo, Chairman of the Board, Almirall
07.18.2011	Letter from Peter M. Hecht, CEO, Ironwood Pharmaceuticals
06.23.2011	Letter from Lisa A. Rickard, President, U.S. Chamber Institute for Legal Reform
06.15.2011	Letter from John J. Castellani, President and CEO, PhRMA
04.18.2011	Letter from Dr. Jochen Hückmann, Shareholders' Council, Merz
04.08.2011	Letter from Peter Clark, Office of Inspector General, Dept. of Health & Human Services

News Reports

Date	Title
05.05.2011	"Forest Firing – The government seeks to sack an innocent boss" – The Economist
05.02.2011	"Kathleen Spitzer" – The Wall Street Journal
04.29.2011	"The Government's Power to Oust a C.E.O." – DealBook, The New York Times
04.26.2011	"U.S. Effort to Remove Drug CEO Jolts Firms" – The Wall Street Journal

HOME | PRESS RELEASES | SHAREHOLDER LETTERS | PRESENTATIONS & MATERIALS | OUR NOMINEES | PROXY MATERIALS | SEC FILINGS | CONTACT

© 2011 Forest Laboratories, Inc. | Important Information

Forest Labs A Leading Pharmaceutical Company August 5, 2011 1

Forest: A Leading Pharmaceutical Company Forest has increased revenue at a compound annual growth (CAGR) rate of 12.1% over last 10 years (1) Strong Financial $4.4Bn in revenue in FY11 vs. $1.6Bn in FY06 Performance 16.5% CAGR in GAAP Earnings Per Share over the same time period (1) Four blockbuster products successfully marketed: CELEXA, LEXAPRO, BENICAR® and NAMENDA Operational Success Forest has double the new product approvals over the last 5 years Over Time as business peers, despite their larger size (2) These products are a result of our business development, scientific development, and regulatory expertise Outperformed relevant market benchmark, S&P 500, over both the short-term (1 year & 3 year) and long-term (20 year) time periods (3) Delivering Strong Shareholder Returns Outperformed relevant peer index, DRG, over both the short-term (1 year) and long-term (5 year) time periods (3) At the time of our latest quarter end, Forest’s stock was up 23% in the prior six months and 43% in the prior twelve months (3) Notes 1. For 10 Year period ending FY11 2. Includes NCEs, new BLAs, vaccines BLAs, chiral enatiomers- does not include approvals granted to other licensor prior to in-licensing by peer company or approvals granted to other companies prior to acquisition by peer company 2 3. As of June 30th, 2011

Forest is Poised For Sustainable Growth

Management and BOD Have Overcome Past LOE Cycles [3]	■ Developed and launched LEXAPRO well in advance of CELEXA Loss of Exclusivity ■ Grew overall franchise- LEXAPRO FY11 sales of $2.3Bn surpassed CELEXA peak sales of $1.45Bn [1] ■ Direct result of effort of Forest current management and directors
"Next-Nine" Products are Already Being Realized	■ Five new products launched, including three this year: BYSTOLIC, SAVELLA, TEFLARO, DALIRESP, VIIBRYD ■ Deepest relative late stage pipeline vs. peers [2] ■ Four more products expected to launch by 2013: two product filings in 2011 and two product filings expected in 2012
"Next-Nine" Products Drive Growth & Strategically Diversify Revenue	■ New products drive expected 10% sales CAGR and 30% adjusted EPS CAGR [3] over FY13-FY17 period ■ FY16 sales expected to be above FY11 with significantly less product concentration- diversification across therapeutic areas while leveraging Forest's primary care strength ■ "Next-Nine" products have patents that do not begin to expire until 2020 with some extending to 2027

Notes

1. FY03 CELEXA sales
2. 2011 Product Launches + NDAs Filed + Phase III Products / Most Recent Fiscal Year Sales ($Bn). Includes new chemical entities and new biologics only
3. See Additional Information pg 9 for important disclaimer re: Loss of Exclusivity and a GAAP reconciliation of non-GAAP financial measures

3

Forest Has Demonstrated Prudent Financial Management R&D spend increased while remaining in line with peers as a Continuous percentage of sales (1) Reinvestment in $2.8Bn invested in business development since 2007 Business While 24 partnership agreements signed in last the seven years with only Maintaining Strong five terminations- an enviable track record Balance Sheet Balance sheet remains strong with $3.3Bn in cash Revenue / Employee is well above the median of peers (1) SG&A spend in line with peers as a percentage of sales (1) Sales Force Focused Eight out of “Next-Nine” products to be marketed by Forest’s on Productivity primary care force to a common group of physicians Successful launch of new products: five new products in market $4.4Bn in share repurchases since 2004 including two $500MM Accelerated Share Repurchases in last 14 months Shareholder Friendly Share repurchases funded through free cash flow and cash Return of Capital balances 27MM shares remaining under Forest’s 2010 Share Repurchase Authorization Note 1. FY11. Figures as per company filings. 4

Forest Nominees: The Right Directors for All Shareholders • Strong and independent proposed Board of Directors — with six out of ten nominees new within last five years • Forest’s three new nominees all have strong executive experience, no prior relationships with Forest, and no conflicts • Chris Coughlin, former CFO of Tyco and Pharmacia; Gerald Lieberman, former President and COO of AllianceBernstein; and, Brenton Saunders, current CEO and Director of Bausch + Lomb • Incumbent directors have driven Forest operational success, bring critical skills, experience, and expertise to Board, and are free of conflicts • Three independent medical experts: Nesli Basgoz M.D., from Massachusetts General Hospital, is an expert in Infectious Diseases where we have recently launched TEFLARO; Peter Zimetbaum M.D., from Beth Israel Deaconess Medical Center in Boston, is an expert in Cardiology where we promote BYSTOLIC; and, Lester Salans M.D., a former Director of the NIH and a Clinical Professor at Mount Sinai Medical School, is an expert in diabetes • Audit and legal expertise from Dan Goldwasser who has served on the Auditing Standards Board of the American Institute of Certified Public Accountants and as Chairman of the American Bar Associations Business Law Section’s Committee on Law and Accounting • Three additional strong nominees with executive leadership experience: Larry Olanoff M.D., Ph.D., our former COO and Chief Scientific Officer, who oversaw the successful development and approval of CELEXA, LEXAPRO and NAMENDA, among other drugs; Ken Goodman, our former President, who oversaw the launch of all four of our blockbuster products; and, Howard Solomon, our CEO and Chairman, who has led our Company through its evolution into a leading pharmaceutical company with $4.4Bn in FY11 sales 5

Reject Icahn’s Conflicted and Unqualified Nominees, Icahn Offers No Specific Plan for Forest • Icahn’s proposed directors, Denner and Mulligan, have real conflicts with Forest that will make them unable to fulfill their duties to shareholders • Business development overlap with Biogen Idec and Amylin is a significant problem • Icahn’s proposed directors: Denner, Mulligan, Ende, and Bebchuk, have no experience in the approval and launch of new pharmaceutical products • None of Icahn’s nominees have been on the board of any company when it has received a New Chemical Entity (NCE) or Biological License Application (BLA) approval in the U.S. • Icahn’s Denner and Mulligan have a poor track record in CEO succession planning • Both on Board of Enzon where no CEO has been in place since February 2010-Denner is Chair of Executive Committee in charge of finding a new CEO • Icahn’s Denner and Mulligan do not have positive experience in working with business development partners • Amylin is in new litigation with partner Eli Lilly during their Board tenure and Bristol Myers started a hostile transaction to acquire ImClone during Denner’s tenure on Board • Icahn’s Mulligan, Ende, and Bebchuk have no executive operating experience • Have not served senior leadership roles in corporations • Icahn does not offer concrete recommendations for Forest-just his same standard playbook. Reject Icahn’s nominees 6

Vote the White Proxy Card Today. Reject Icahn’s Nominees! 7

Important Additional Information Forward Looking Information Except for the historical information contained herein, this document contains forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties, including the difficulty of predicting FDA approvals, the acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, the timely development and launch of new products, changes in laws and regulations affecting the healthcare industry and the risk factors listed from time to time in Forest Laboratories’ Annual Reports on Form 10- K (including the Annual Report on form 10- K for the fiscal year ended March 31, 2011), Quarterly Reports on Form 10- Q, and any subsequent SEC filings. Important Additional Information Forest Laboratories, its directors, director nominees and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Forest shareholders in connection with the matters to be considered at Forest Laboratories’ 2011 Annual Meeting. On July 18, 2011, Forest Laboratories filed its definitive proxy statement (as it may be amended, the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with such solicitation of proxies from Forest shareholders. FOREST SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including Appendix B thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Forest Laboratories with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at Forest Laboratories’ website at www.frx.com or by writing to Forest Laboratories at 909 Third Avenue, New York, New York 10022. This document contains quotes and excerpts from certain previously published material. Consent of the author and publication has not been obtained to use the material as proxy soliciting material. 8

Important Additional Information Disclaimer re: Exclusivity Loss Management The Company’s successful management of the CELEXA loss of exclusivity does not guarantee successful management of future loss of exclusivity cycles (such as with respect to LEXAPRO and NAMENDA) or ability to replicate such results under current or future conditions. Use of Non- GAAP Financial Information Non- GAAP earnings per share information adjusted to exclude certain costs, expenses and other specified items as summarized in the table below. This information is intended to enhance an investor’s overall understanding of the Company’s past financial performance and prospects for the future. This information is not intended to be considered in isolation or as a substitute for earnings per share prepared in accordance with GAAP. FOREST LABORATORIES, INC. AND SUBSIDIARIES SUPPLEMENTAL FINANCIAL INFORMATION THREE MONTHS ENDED JUNE 30 2011 2010 Reported earnings per share: $0.90 $0.39 Specified items, per share, net of tax: DOJ investigations 0.39 Licensing payment to TransTech for glucose- lowering agents 0.17 Licensing payment to Blue Ash for azimilide 0.14 Adjusted Non- GAAP earnings per share: $1.04 $0.95 9 6